August 30, 2024

BNY MELLON VARIABLE INVESTMENT FUND

Opportunistic Small Cap Portfolio

Supplement to Current Summary Prospectus and Prospectus

Effective September 1, 2024, the following information supplements the information in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" and "Management" in the fund's prospectus:

The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee in the amount of .10% of the value of the fund's average daily net assets until May 1, 2025. On or after May 1, 2025, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

0121STK0824